Supplement to Symetra Spinnaker Advisor Variable Annuity Prospectus
Supplement dated April 30, 2015
to Prospectus dated May 1, 2011 as supplemented

Effective May 1, 2015, Deutsche has made the following name change:

Old Fund Name	New Fund Name
Deutsche International VIP	Deutsche CROCI® International VIP

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.